EXECUTION VERSION

                                                                   EXHIBIT 10.10

                                 AMENDMENT No. 4
               Effective Date of Amendment No. 4: January 1, 2003

This AMENDMENT NO. 4 ("Amendment No. 4") to that certain MSN Search Agreement dated effective as of December 19, 2001 (the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), OVERTURE SEARCH SERVICES (IRELAND) LIMITED and MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein; and

The parties desire to amend the Agreement to add a guaranteed payment for the MSN Search Site in France.

The parties hereby agree as follows:

                                    AMENDMENT

1.       Section 1.20 (ii) will be modified as follows (amendments in italics):

         1.20    "Minimum Queries" means

         (i)  [*] Queries rendering to the URL http://search.msn.com and

         (ii) [*] Queries rendering to the URL http://search.msn.fr

2.       Section 1.44 will be deleted in its entirety.

3.       Section 1.45 will be renumbered as 1.44.

4.       Section 1.46 will be renumbered as 1.45.

5. The parties hereby agree that Overture may deduct a one time sum of [*] (or the dollar equivalent) from the next future payment owed to Microsoft pursuant to Section 3.2 of the Agreement.

6. Section 3.2.3 will be deleted in its entirety and replaced with the following.

                  3.2.3  Guaranteed Phase.

                           3.2.3.1 France. For the six-month period beginning January 1, 2003 and ending June 30, 2003 ("Guaranteed Phase for MSN France"), Company will pay to Microsoft the greater of (i) the Revenue Share Payment for the MSN Search Site in France as set forth in Section
                           3.2.2 and (ii) the Guaranteed Payment for MSN Search Site in France (as defined below)

                           For the purposes of this Section 3.2.3.1, "Guaranteed Payment for the MSN Search Site in France" means the [*] (not to exceed the maximum in Table 2, column D) from the MSN Search Site in France.

Page 1 of 3                  CONFIDENTIAL     Overture-Microsoft Amendment No. 4
                                                            MSN Search Agreement

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

                           If Microsoft fails to deliver the Minimum Queries rendering to the URL http://search.msn.fr before July 1, 2003, then the Guaranteed Phase for MSN France will extend until all such guaranteed Minimum Queries are delivered (the "Guaranteed Phase Extension for MSN France"). During the Guaranteed Phase Extension for MSN France, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN France has concluded, Company shall pay Microsoft pursuant to Section 3.2.2 for Gross Revenue from the MSN Search Site in France.

                                     Table 2
              Guaranteed Payment for the MSN Search Site in France

--------------------------------------------------------------------------------------------------
                                                                          Column D:

                                         Column C:
Column A:         Column B:                [*]                              [*]
 Month             Period
--------------------------------------------------------------------------------------------------
1                 Jan 2003                 [*]                              [*]
--------------------------------------------------------------------------------------------------
2                 Feb 2003                 [*]                              [*]
--------------------------------------------------------------------------------------------------
3                 Mar 2003                 [*]                              [*]
--------------------------------------------------------------------------------------------------
4                 Apr 2003                 [*]                              [*]
--------------------------------------------------------------------------------------------------
5                 May 2003                 [*]                              [*]
--------------------------------------------------------------------------------------------------
6                 June 2003                [*]                              [*]
--------------------------------------------------------------------------------------------------

                           The parties acknowledge Overture has already made payments to Microsoft in the amount of [*] for the MSN Search Site in France pursuant to the terms of
                           Section 3.2.3 of Amendment Number 2 to the Agreement and that Microsoft has only earned [*] during such period. Overture shall not be required to make any payments to Microsoft for the MSN Search Site in France until Microsoft has fully earned such [*] overpayment pursuant to the terms of this Section 3.2.3.1.

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

This Amendment No. 4 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 4, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 as of the Amendment No. 4 Effective Date set forth above. All signed copies of this Amendment No. 4 are deemed originals. This

Page 2 of 3                  CONFIDENTIAL     Overture-Microsoft Amendment No. 4
                                                            MSN Search Agreement


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION

Amendment No. 4 does not constitute an offer by either party. This Amendment No. 4 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                         OVERTURE SERVICES, INC.

One Microsoft Way                             74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                        Pasadena, CA 91103

By /s/ John Krass                             /s/ William Demas
------------------------------                ----------------------------------
(Sign)                                        (Sign)
John Krass                                    William Demas
------------------------------                ----------------------------------
Name(Print)                                   Name(Print)
PUM                                           SVP & GM, Affiliate
------------------------------                ----------------------------------
Title                                         Title

Without limiting Company's obligations hereunder, Overture Search Services (Ireland) Limited hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the UK market as provided in Section 2.13 of the Agreement.

OVERTURE SEARCH SERVICES (IRELAND) LIMITED

By /s/ J. Larcher
--------------------------------------
(Sign)
J. Larcher
--------------------------------------
Name(Print)
Director
--------------------------------------
Title

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                                                            MSN Search Agreement